UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2019

CPS TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-16088	04-2832509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 South Worcester Street, Norton, Massachusetts		02766
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		508-222-0614

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the

Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the

Exchange Act (17 CFR 240.13e-4( c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Appointment of Certain Officers

On April 8, 2019, CPS Technologies Corp. announced the selection of Charles K. Griffith Jr. as its Chief Financial Officer. He will assume his responsibilities on May 6, 2019 from Ralph M. Norwood who will be retiring at that time. The press release announcing this selection is attached hereto as Exhibit 99.

EXHIBIT NUMBER	DESCRIPTION
99	Press Release dated April 8, 2019 announcing the selection of Charles K. Griffith Jr. as its Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CPS Technologies Corporation (Registrant)
Date: April 8, 2019	/s/ Ralph M. Norwood Ralph M. Norwood Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99	Press Release dated April 8, 2019 announcing the selection of Charles K. Griffith Jr. as its Chief Financial Officer.